                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                               Amendment No. 1 to
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 JUNE 5, 1996
- --------------------------------------------------------------------------------
               (Date of Report--Date of Earliest Event Reported)


                                 USTRAILS INC.
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

       NEVADA                     0-19743                       75-2138671
- -----------------------      -----------------       ---------------------------
  (State or Other             (Commission              (IRS Employer
  Jurisdiction                File Number)             Identification No.)
  of Incorporation)

               2711 LBJ FREEWAY, SUITE 200, DALLAS, TEXAS  75234
     ---------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (214) 243-2228
           ---------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                 INAPPLICABLE
        ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                           EXHIBIT INDEX ON PAGE 4.
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          The following item is hereby amended and restated in its entirety:

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                    EXHIBITS

NO.                           DESCRIPTION
- ---                           -----------

99.1      Press Release, dated June 5, 1996.*

99.2      Offer to Purchase for Cash, dated June 5, 1996.


                         [SIGNATURE ON THE NEXT PAGE]


__________________

*Previously Filed

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 1996

                                                   USTRAILS INC.

                                                   By:  \s\ Walter B. Jaccard
                                                      -----------------------
                                                      Walter B. Jaccard
                                                      Vice President

                                       3
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                                 EXHIBIT INDEX

                                                                            PAGE
NO.                          DESCRIPTION                                    NO.
- ---                          -----------                                    ----

99.1       Press Release, dated June 5, 1996...............................   *
99.2       Offer to Purchase, dated June 5, 1996...........................   5



- ---------------------

*         Previously filed.

                                       4